SUPPLEMENT  DATED MARCH 3, 1997 TO PROXY  STATEMENT  DATED JANUARY 27, 1997

BRT  REALTY  TRUST
60 CUTTER  MILL ROAD
SUITE 303
GREAT  NECK,  NEW YORK  11021
(516)466-3100

On or about January 27, 1997 a Proxy Statement was furnished in connection with the solicitation of proxies by the Board of Trustees of BRT Realty Trust ("BRT" or the "Trust") for use at the Annual Meeting of Shareholders to be held at the offices of the Trust, 60 Cutter Mill Road, Great Neck, New York, Suite 303, commencing at 9:00 A.M. on March 21, 1997.

One of the items to be considered and voted upon at the Annual Meeting is a proposal to adopt the Trust's 1996 Stock Option Plan and to reserve 750,000 Beneficial Shares, $3.00 par value ("Beneficial Shares") for issuance thereunder. This supplement is being distributed to shareholders in order to amend the proposal to provide for a reduction in the number of Beneficial Shares which may be issued and sold under the Plan from 750,000 Beneficial Shares to 450,000 Beneficial Shares and to provide additional information concerning options which have been granted by the Board of Trustees under the 1996 Stock Option Plan.

Except for the reduction in the number of Beneficial Shares being reserved under the 1996 Stock Option Plan from 750,000 shares to 450,000 shares and the additional disclosure set forth below, the information set forth in the Proxy Statement is not changed.

A form of Proxy is enclosed. If the enclosed proxy is properly executed and returned, Beneficial Shares will be voted in accordance with the instructions thereon and any prior proxy given will be revoked. If a shareholder has provided a prior proxy and does not execute and return the enclosed proxy or a later dated proxy, the prior proxy will be voted as submitted and will be deemed to relate to the 1996 Stock Option Plan, as amended, and the reservation of 450,000 Beneficial Shares for issuance under the Plan, rather than 750,000 Beneficial Shares. In any event, any shareholder giving a proxy has the power to revoke it at anytime before it is voted by giving written notice of revocation to the Secretary of the Trust, by attending the Annual Meeting and voting in person or submitting a proxy bearing a later date.

If a shareholder provides a proxy and no instructions are included thereon it will be voted (i) for the election as Class I Trustees of the nominees set forth under the caption "Election of Trustees" on pages 4 and 5 of the Proxy Statement, (ii) in favor of adopting the Trust's 1996 Stock Option Plan (as amended to reduce the number of shares from 750,000 shares to 450,000 shares) and reserving 450,000 Beneficial Shares for issuance thereunder, and (iii) for the approval of the appointment of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending September 30, 1997. If shares owned by a shareholder are held in street or nominee name and no voting instructions are given by the shareholder to his broker with respect to the 1996 Stock Option Plan, as amended, then based on New York Stock Exchange policies, practices and procedures the broker will not vote the customer's shares as to such proposal and the vote as to said proposal will be treated as an "abstention". Approval of each of the matters to be considered at the meeting requires the affirmative vote of the holders of a majority of the Beneficial Shares, present in person or by proxy. If a shareholder present in person or by proxy abstains on any matter, the shareholder's shares will not be voted on such matter and if the shares are held in street or nominee name and the shareholder has not given instructions to his broker as to the proposal relating to the 1996 Stock Option Plan, as amended, those shares will not be voted on that specific issue. An abstention from voting on any matter has the same legal effect as a vote "against" the matter, even though the shareholder may interpret such action differently.

Requests for additional copies of the Proxy Statement should be directed to BRT Realty Trust, 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021, telephone number (516) 466-3100, attention of the Secretary.

                           SUPPLEMENTARY INFORMATION

     All references to the maximum number of Beneficial Shares which may be optioned and sold under the 1996 Stock Option Plan, as set forth under the caption "Adoption of 1996 Stock Option Plan" beginning on page 11 of the Proxy Statement are hereby amended to provide that 450,000 Beneficial Shares is the maximum number of shares which may be optioned and sold under the 1996 Stock Option Plan. Except for the reduction in the number of shares from 750,000 to 450,000 shares there have been no other amendments, changes or revisions to the 1996 Stock Option Plan as described in the Proxy Statement.

     The Board of Trustees recommends a vote for the adoption of the 1996 Stock Option Plan, as amended and the reservation of 450,000 Beneficial Shares for issuance thereunder.

     As set forth in the Proxy Statement under the caption "Adoption of 1996 Stock Option Plan", as of January 20, 1997 (and as of the date of this supplement) options to purchase 82,500 shares have been granted under the Plan and are exercisable at $6.00 per share, the closing price of the Beneficial Shares on December 6, 1996, the date the options were granted. These options are not exercisable until June 6, 1997 and are only exercisable to the extent of 25% of the options granted in any year commencing June 6th and ending June 5th, on a cumulative basis.

     The following table sets forth the stock options that the individuals and groups referred to below were granted on December 6, 1996:

                                   NEW PLAN BENEFITS
                                   BRT REALTY TRUST
                         1996 STOCK OPTION PLAN, AS AMENDED



NAME AND POSITION                   DOLLAR VALUE ($)          NUMBER OF OPTIONS
-----------------                   ----------------          -----------------

Fredric H. Gould,
Chairman of the Board
and Chief Executive Officer               --                     None

Jeffrey A. Gould, President                (a)                    10,000

David W. Kalish,
Vice President and
Chief Financial Officer                   (a)                    10,000

Simeon Brinberg
Senior Vice President
and Secretary                             (a)                    10,000

Eugene Keely, Vice President              (a)                     5,000

Executive Group                           (a)                    65,000(b)

Non-Executive Trustee Group                --                    None

Non-Executive Officer
Employee Group                            (a)                    17,500


          (a) The dollar value is dependent upon the future share price of the Trust's Beneficial Shares and as stated above none of these options are exercisable until June 6, 1997. The closing price of the Trust's Beneficial Shares on the New York Stock Exchange on February 26, 1997 was $6.75.

          (b) Includes options to purchase 35,000 Beneficial Shares granted to the four above listed officers and options to purchase 30,000 Beneficial Shares granted to four other officers.

     It is currently anticipated that additional option grants under the 1996 Stock Option Plan will be considered annually by the Compensation Committee and the Board of Trustees.

     At the present time 5 non-executive trustees, 10 executive officers, 2 non-executive officers and 2 employees are eligible to participate in the 1996 Stock Option Plan, as amended.

     Paragraph 4 of the 1996 Stock Option Plan, which is appended as Exhibit A to the Proxy Statement, is amended to read as follows:

"4. Stock  Subject To Plan

     The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Beneficial Shares. Subject to adjustment as provided in Section 15 below, the maximum number of Beneficial Shares of the Trust which may be issued and sold under the Plan is 450,000 shares. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan."
                                            By order of the Board of Trustees

                                            Simeon Brinberg, Secretary




Dated:            March 3, 1997



















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

Proxy                           BRT REALTY TRUST
                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 March 21, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints FREDRIC H. GOULD, JEFFREY A. GOULD and SIMEON BRINBERG, as Proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Beneficial Interest, $3.00 par value per share, of BRT Realty Trust held of record by the undersigned on January 20, 1997 at the Annual Meeting of Shareholders to be held on March 21, 1997 or any adjournments thereof.

                         1. Election of Class I Trustees
                            __ FOR ALL NOMINEES __WITHHOLD ALL NOMINEES
                            Nominees; Patrick J. Callan, Jeffrey A. Gould __INSTRUCTIONS: To withhold authority to vote for any individual nominee, place
                                            an "X" in the box on the left and
                                            strike a line through the nominee's
                                            name listed above.

For  Against  Abstain
___    ___       ___     2. Approval of the Trust's 1996 Stock Option Plan
                            and reservation of 450,000 shares of Beneficial Interest for issuance thereunder.

For  Against  Abstain
___    ___       ___     3. Appointment of Ernst & Young LLP as independent
                            auditors for the fiscal year ending September 30, 1997.

                         4. In their discretion, the proxies are authorized
                            to vote upon such other business as may properly come before the meeting.


     This Proxy when properly executed will be voted in the manner directed by the undersigned shareholder.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


                          Dated:_________________________, 1997

                           ______________________________   L.S.
                           ______________________________   L.S.

                          (NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                           HEREON, EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE WHEN SIGNING, GIVING FULL TITLE AS SUCH, IF SIGNER IS A CORPORATION, EXECUTE IN FULL CORPORATE NAME BY AUTHORIZED OFFICER, IF SHARES ARE IN THE NAME OF TWO OR MORE PERSONS, ALL SHOULD SIGN.)